UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2025

Edgemode, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55647	47-4046237
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 E. Broward Blvd., Suite 1700, Ft. Lauderdale, FL 33301

(Address of Principal Executive Offices, and Zip Code)

(707) 687-9093

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	Not Applicable	Not Applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 3.02 Unregistered Sales of Equity Securities.

See Item 5.03 which is incorporated by reference herein.

ITEM 5.03 Amendments to Articles of or Bylaws; Change in Fiscal Year.

On March 3, 2025, Edgemode, Inc. (the “Company”) filed with the Nevada Secretary of State a Certificate of Designation of Series C Preferred Stock (the “Certificate of Designation”). Pursuant to the Certificate of Designation, the Company’s Board of Directors designated a new series of the Company’s preferred stock, the Series C Preferred Stock, par value $0.001 per share. The Certificate of Designation authorized the Company to issue one share of Series C Preferred Stock. The share was issued to the Company’s Chief Executive Officer.

The Series C Preferred Stock is not convertible, does not have any redemption, preferential dividend or liquidation rights. Holders of Series C Preferred Stock shall only be entitled to vote on the approval of an amendment to the Company’s Articles of Incorporation authorizing an increase in the Company’s authorized capital stock (the “Charter Amendment”) and shall be entitled to a voting power equal to one vote more than the total combined voting power of the Company’s common stock. Any Series C Preferred Stock issued and outstanding on the record date to vote and/or consent to the Charter Amendment shall be automatically surrendered and cancelled for no consideration following the Charter Amendment.

The foregoing description of the Certificate of Designation and Series C Preferred Stock does not purport to be complete and is qualified in its entirety by Certificate of Designation, which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits

		Incorporated by Reference			Filed or Furnished
Exhibit #	Exhibit Description	Form	Date	Number	Herewith
3.1	Certificate of Designation of Series C Preferred Stock				Filed
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Edgemode, Inc.

Dated: March 4, 2025	By:	/s/ Charles Faulkner
	Name:	Charles Faulkner
	Title:	Chief Executive Officer

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